UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada H3B 5H2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 14, 2010, AbitibiBowater Inc. (the “Company”), through a wholly owned subsidiary, will commence a private offering of new senior secured notes as part of its proposed exit financing relating to its pending emergence from creditor protection proceedings. A press release issued by the Company on September 14, 2010 announcing the private offering is attached as Exhibit 99.1 to this report. The notes offering is being made solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act (“eligible holders”).

The notes offering will be made pursuant to a confidential offering memorandum dated September 14, 2010 (the “Offering Memorandum”). Certain sections of the Offering Memorandum contain information regarding the Company that has not previously been publicly disclosed. These sections include: (i) “Summary,” (ii) “Risk Factors,” which updates the most recently filed Risk Factors relating to the Company, (iii) “Use of Proceeds,” (iv) “Capitalization,” (v) “Unaudited Pro Forma Consolidated Financial Information” and “Reconciliation of Non-GAAP Information,” (vi) “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources,” (vii) “Business,” and (viii) “Description of Certain Indebtedness.” These sections are furnished as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 respectively, to this report.

The information contained in this Current Report on Form 8–K, including the Exhibits, is furnished pursuant to Item 7.01 of Form 8–K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

Forward-Looking Statements

Statements in this report, including the exhibits, that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to our intentions, beliefs or current expectations concerning, among other things, the notes offering and other financing activities, our pending emergence from Creditor Protection Proceedings, our results of operations, financial conditions, liquidity, prospectus, growth, strategies and the industry in which we operate. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “will,” “could,” “may,” “intend,” “expect,” “estimate,” “believe,” “anticipate,” and other terms with similar meaning indicating possible future events or potential impact on the business or securityholders of AbitibiBowater.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to:

•	industry conditions generally;

•	growth in alternative media that would reduce the demand for print media and our products;

•	the ability of our customers to afford to pay for our products;

•	general economic and market conditions, including the new residential construction market in the U.S.;

•	our capital intensive operations and the adequacy of our capital resources;

•	our ability to obtain permits to operate our facilities and continue to remain in compliance with environmental laws and regulations;

•	strikes and other labor-related supply chain disruptions that may impact our ability to operate our facilities;

•	fluctuations in foreign currency exchange rates, especially those relative to the U.S. dollar and the Canadian dollar;

•	our significant degree of leverage, underfunding of our pension plans and concerns about our financial viability;

•	the prices and terms under which we would be able to sell assets;

•	lack of comparable financial data due to the restructuring of our business or the adoption of Fresh Start Accounting;

•	the success of our implementation of additional measures to enhance our operating efficiency and productivity;

•	the costs of raw materials such as energy, chemicals and fiber;

•

our ability to obtain fair compensation for our expropriated assets in the province of Newfoundland and Labrador, Canada and the possibility that we could lose any or all of our equity interest in Augusta Newsprint Company;

•	the post-emergence impact of the bankruptcy proceedings on our operations, including the impact on our ability to negotiate favorable terms with suppliers, customers, counterparties and others; and

•	the risk factors set forth under the section of the Offering Memorandum titled “Risk Factors,” included as an exhibit to this report.

These factors should not be construed as exhaustive and should be read with the other cautionary statements in this report. Although we base these forward-looking statements on assumptions that we believe are reasonable when made, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this offering memorandum, those results or developments may not be indicative of results or developments in subsequent periods.

Any forward-looking statements which we make in this report or the sections of the Offering Memorandum filed as exhibits hereto speak only as of the date of such statement, and we do not undertake, and specifically decline, any obligation to update such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by AbitibiBowater Inc. on September 14, 2010

99.2	The section of the Offering Memorandum entitled “Summary”

99.3	The section of the Offering Memorandum entitled “Risk Factors”

99.4	The section of the Offering Memorandum entitled “Use of Proceeds”

99.5	The section of the Offering Memorandum entitled “Capitalization”

99.6	The section of the Offering Memorandum entitled “Unaudited Pro Forma Consolidated Financial Information” and “Reconciliation of Non-GAAP Information”

99.7	The section of the Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources”

99.8	The section of the Offering Memorandum entitled “Business”

99.9	The section of the Offering Memorandum entitled “Description of Certain Indebtedness”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/S/ JACQUES P. VACHON
Name:	Jacques P. Vachon
Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer

Dated: September 13, 2010

EXHIBIT INDEX

99.1	Press Release issued by AbitibiBowater Inc. on September 14, 2010

99.2	The section of the Offering Memorandum entitled “Summary”

99.3	The section of the Offering Memorandum entitled “Risk Factors”

99.4	The section of the Offering Memorandum entitled “Use of Proceeds”

99.5	The section of the Offering Memorandum entitled “Capitalization”

99.6	The section of the Offering Memorandum entitled “Unaudited Pro Forma Consolidated Financial Information” and “Reconciliation of Non-GAAP Information”

99.7	The section of the Offering Memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources”

99.8	The section of the Offering Memorandum entitled “Business”

99.9	The section of the Offering Memorandum entitled “Description of Certain Indebtedness”